                                                                    EXHIBIT 25.1

================================================================================

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [ ]



                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                              13-5160382
(State of incorporation                               (I.R.S. employer
if not a U.S. national bank)                          identification no.)

One Wall Street, New York, N.Y.                       10286
(Address of principal executive offices)              (Zip code)



                          Arch Wireless Holdings, Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                              22-3317420
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                               Arch Wireless, Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                              31-1358569
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                       Arch Wireless Communications, Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                              31-1236804
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                                Arch Canada Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                              N/A
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                       Arch Communications Enterprises LLC
               (Exact name of obligor as specified in its charter)


Delaware                                              22-3317420
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                          Arch Connecticut Valley, Inc.
               (Exact name of obligor as specified in its charter)


Massachusetts                                         04-2944388
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


                                  ArchTel, Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                              04-3466484
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                            Benbow Investments, Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                              04-3467047
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                  Mobile Communications Corporation of America
               (Exact name of obligor as specified in its charter)


Delaware                                              22-3619446
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                        MobileMedia Communications, Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                              04-3467049
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                         MobileMedia License Co., L.L.C.
               (Exact name of obligor as specified in its charter)

Delaware                                              22-3619446
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


                              PageNet SMR Sub, Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                               04-3548972
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                                  PageNet, Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                               62-1560954
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                     Paging Network Canadian Holdings, Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                               75-2590360
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                          Paging Network Finance Corp.
               (Exact name of obligor as specified in its charter)


Delaware                                                75-2594229
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                       Paging Network International, Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                                75-2590361
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                         Paging Network of America, Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                                75-2590299
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                        Paging Network of Colorado, Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                                84-1208036
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                        Paging Network of Michigan, Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                                75-1905024
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                   Paging Network of Northern California, Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                                75-2590332
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                      Paging Network of San Francisco, Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                                04-2756281
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                              Paging Network, Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                                04-2740616
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)


1800 West Park Drive, Suite 250
Westborough, Massachusetts                              05181
(Address of principal executive offices)                (Zip code)

                                  -------------

               12% Subordinated Secured Compounding Notes due 2009
                       (Title of the indenture securities)

================================================================================

1.    GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

      (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
                      Name                                 Address
--------------------------------------------------------------------------------

      Superintendent of Banks of the State          2 Rector Street, New York,
      of New York                                   N.Y. 10006, and Albany,
                                                    N.Y. 12203

      Federal Reserve Bank of New York              33 Liberty Plaza, New York,
                                                    N.Y.  10045

      Federal Deposit Insurance Corporation         Washington, D.C.  20429

      New York Clearing House Association           New York, N.Y.  10005

      (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

2.    AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

                  None. (See Note on page 11.)

3. VOTING SECURITIES OF THE TRUSTEE. FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE.

                              As of March 19, 2002

--------------------------------------------------------------------------------

                Col. A                                       Col. B
--------------------------------------------------------------------------------

             Title of class                             Amount outstanding
Common Stock, par value $7.50 per share                 729,499,764 shares

4.    TRUSTEESHIPS UNDER OTHER INDENTURES.

      IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING INFORMATION:

         (a) TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER
INDENTURE.

         (i) The Trustee, The Bank of New York, is the trustee under the Indenture, dated as of March 12, 1996, between Arch Wireless, Inc. and the trustee (the "March 12, 1996 Indenture"), pursuant to which the 10-7/8% Senior Discount Notes Due 2008 (the "10-7/8% Notes") were issued.

         (ii) The Trustee, The Bank of New York, is the trustee under the Indenture, dated as of April 9, 1999, between Arch Wireless Communications, Inc. and the trustee (the "April 9, 1999 Indenture"), pursuant to which the 13-3/4% Senior Notes Due 2008 (the "13-3/4% Notes") were issued.

         (iii) The Trustee, The Bank of New York, is the trustee under the Indenture, dated as of February 1, 1994, between Arch Wireless Communications, Inc. and the trustee (the "February 1, 1994 Indenture"), pursuant to which the 9-1/2% Senior Notes Due 2008 (the "9-1/2% Notes") were issued.

         (iv) The Trustee, The Bank of New York, is the trustee under the Indenture, dated as of December 15, 1994, between Arch Wireless Communications, Inc. and the trustee (the "December 15, 1994 Indenture"), pursuant to which the 14% Senior Notes Due 2008 (the "14% Notes") were issued.

         (b) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF SECTION 310(b)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

         On or about the date of issuance of the 12% Subordinated Secured Compounding Notes Due 2009, the relevant obligor intends to extinguish the securities described above.

5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS. IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICERS OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

         None.  (See Note on page 11.)

6. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS. FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.

                              As of March 19, 2002

--------------------------------------------------------------------------------------------

   Col. A                             Col. B             Col. C                Col. D
--------------------------------------------------------------------------------------------
                                                      Amount owned         Percentage of
Name of owner                     Title of class      beneficially         voting securities
                                                                           represented by
                                                                           amount given in
                                                                           Col. C



         Based upon an examination of the books and records of the Trustee and upon information received from the obligor, the amount of voting securities of the Trustee owned beneficially by the obligor and its directors and executive officers, taken as a group, does not exceed 1% of the outstanding voting securities of the Trustee.

(See Note on page 11.)

7. VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR OFFICIALS. FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER, AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.

                              As of March 19, 2002

-------------------------------------------------------------------------------------------

    Col. A                            Col. B             Col. C                Col. D
-------------------------------------------------------------------------------------------
                                                      Amount owned         Percentage of
Name of owner                     Title of class      beneficially         voting securities
                                                                           represented by
                                                                           amount given in
                                                                           Col. C


         Based upon an examination of the books and records of the Trustee and upon information received from the obligor, the amount of voting securities of the Trustee owned beneficially by any underwriter for the obligor and its directors, partners and executive officers, taken as a group, does not exceed 1% of the outstanding voting securities of the Trustee.

(See Note on page 11.)

8. SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE. FURNISH THE FOLLOWING INFORMATION AS TO SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE TRUSTEE.

                              As of March 19, 2002

--------------------------------------------------------------------------------------------

    Col. A                            Col. B              Col. C               Col. D
--------------------------------------------------------------------------------------------
                                                      Amount owned
                                                      beneficially         Percentage of
                                                      or held as           voting securities
Title of Class                    Whether the         collateral           represented by
                                  securities are      security for         amount given in
                                  voting or non-      obligations in       Col. C
                                  voting securities   default by trustee




         The Trustee does not own beneficially or hold as collateral security for obligations in default any securities of any class of the obligor in excess of 1% of the outstanding securities of such class.

(See Note on page 11.)

9. SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE. IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

                              As of March 19, 2002

----------------------------------------------------------------------------------------------

    Col. A                            Col. B                Col. C              Col. D
----------------------------------------------------------------------------------------------
                                                        Amount owned
                                                        beneficially or   Percentage of voting
Name of Issuer and               Amount outstanding     held as           securities
title of class                                          collateral        represented by
                                                        security for      amount given in Col.
                                                        obligations in    C
                                                        default by
                                                        trustee

         The Trustee does not own beneficially or hold as collateral security for obligations in default any securities of any class of an underwriter for the obligor in excess of 1% of the outstanding securities of such class.

(See Note on page 11.)

10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR. IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON.

                              As of March 19, 2002

----------------------------------------------------------------------------------------------

    Col. A                             Col. B               Col. C               Col. D
----------------------------------------------------------------------------------------------
                                                        Amount owned
                                                        beneficially or     Percentage of class
Name of issuer and               Amount outstanding     held as             represented by amount
title of class                                          collateral          given Col. C
                                                        security for
                                                        obligations in
                                                        default by trustee

         The Trustee does not own beneficially or hold as collateral security for obligations in default any voting securities of any class of a person who, to the knowledge of the Trustee (1) owns 10% or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, in excess of 1% of the outstanding voting securities of such class.

(See Note on page 11.)

11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR. IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

                              As of March 19, 2002

--------------------------------------------------------------------------------------------------

    Col. A                             Col. B                Col. C                  Col. D
--------------------------------------------------------------------------------------------------
                                                        Amount owned
                                                        beneficially or held   Percentage of class
Name of issuer and               Amount outstanding     as collateral          represented by
title of class                                          security for           amount given Col. C
                                                        obligations in
                                                        default by trustee

         The Trustee does not own beneficially or hold as collateral security for obligations in default any securities of any class of a person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the obligor, in excess of 1% of the outstanding securities of such class.

(See Note on page 11.)

12.      INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

         The obligor does not have any obligations outstanding to the trustee.

         (See Note on page 11.)

13.      DEFAULTS BY THE OBLIGOR.

         (a) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

                  None.

         (b) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

         (i) The relevant obligor is currently in default with respect to the payment of interest on the 10-7/8% Notes under the March 12, 1996 Indenture, which interest payment was due September 15, 2001.

         (ii) The relevant obligor is currently in default with respect to the payment of interest on the 13-3/4% Notes under the April 9, 1999 Indenture, which interest payment was due October 15, 2001.

         (iii) The relevant obligor is currently in default with respect to the payment of interest on the 9-1/2% Notes under the February 1, 1994 Indenture, which interest payment was due November 1, 2001.

         (iv) The relevant obligor is currently in default with respect to the payment of interest on the 14% Notes under the December 15, 1994 Indenture, which interest payment was due August 1, 2001.

14.      AFFILIATIONS WITH THE UNDERWRITERS.

         None of the underwriters is an affiliate of the trustee.

         (See Note on page 11.)

15.     FOREIGN TRUSTEE.

        Not applicable.

16.     LIST OF EXHIBITS.

        EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

        1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

        4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

        5.      (i)    Text of Indenture dated as of March 12, 1996, under
                       which the 10-7/8% Senior Discount Notes Due 2008 were issued. (Exhibit to Registration Statement No. 333-542.)

                (ii) Text of Indenture dated as of April 9, 1999, under which the 13-3/4% Senior Notes Due 2008 were issued. (Exhibit to Registration Statement No. 333-83027.)

                (iii) Text of Indenture dated as of February 1, 1994, under which the 9-1/2% Senior Notes Due 2004 were issued. (Exhibit to Registration Statement No. 33-72646.)

                (iv) Text of Indenture dated as of December 15, 1994, under which the 14% Senior Notes Due 2004 were issued. (Exhibit to Registration Statement No. 33-85580.)

        6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement
               No. 33-44051.)

        7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      NOTE

         Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base responsive answers to Items 2, 5, 6, 7, 8, 9, 10, 11, 12 and 14, the answers to said Items are based on incomplete information.

         Items 2, 5, 6, 7, 8, 9, 10 11, 12 and 14 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                    SIGNATURE



        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 19th day of March, 2002.



                                        THE BANK OF NEW YORK




                                        By:   /s/ MING SHIANG
                                              ----------------------------------
                                              Name:   MING SHIANG
                                              Title:  VICE PRESIDENT

                                                                       EXHIBIT 7


--------------------------------------------------------------------------------

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                           Dollar Amounts
ASSETS                                                      Thousands

Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..     $3,238,092
   Interest-bearing balances...........................      5,255,952
Securities:
   Held-to-maturity securities.........................        127,193
   Available-for-sale securities.......................     12,143,488
Federal funds sold and Securities purchased under
   agreements to resell................................        281,677
Loans and lease financing receivables:
   Loans and leases held for sale......................            786
   Loans and leases, net of unearned
     income............................      46,206,726
   LESS: Allowance for loan and
     lease losses......................         607,115
   Loans and leases, net of unearned
     income and allowance..............................     45,599,611
Trading Assets.........................................      9,074,924
Premises and fixed assets (including capitalized
   leases).............................................        783,165
Other real estate owned................................            935
Investments in unconsolidated subsidiaries and
   associated companies................................        200,944
Customers' liability to this bank on acceptances
   outstanding.........................................        311,521
Intangible assets......................................
   Goodwill............................................      1,546,125
   Other intangible assets.............................          8,497
Other assets...........................................      8,761,129
                                                           -----------

Total assets...........................................    $87,334,039
                                                           ===========
LIABILITIES
Deposits:
   In domestic offices.................................    $28,254,986
   Noninterest-bearing..................     10,843,829
   Interest-bearing.....................     17,411,157
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................     31,999,406
   Noninterest-bearing..................      1,006,193
   Interest-bearing.....................     30,993,213
Federal funds purchased and securities sold under
   agreements to repurchase............................      6,004,678
Trading liabilities....................................      2,286,940
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases)...........................      1,845,865
Bank's liability on acceptances executed and
   outstanding.........................................        440,362
Subordinated notes and debentures......................      2,196,000
Other liabilities......................................      7,606,565
                                                           -----------
Total liabilities......................................    $80,634,802
                                                           ===========

EQUITY CAPITAL
Common stock...........................................      1,135,284
Surplus................................................      1,050,729
Retained earnings......................................      4,436,230
Accumulated other comprehensive income.................         76,292
Other equity capital components........................              0
                                                           -----------
Total equity capital...................................      6,698,535
                                                           -----------
Total liabilities and equity capital...................    $87,334,039
                                                           ===========

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.


                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller


         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


Thomas A. Renyi
Gerald L. Hassell
Alan R. Griffith                                                  Directors


--------------------------------------------------------------------------------